VANGUARD/MORGAN GROWTH FUND
                              PROSPECTUS SUPPLEMENT

                                  June 24, 1998

Effective May 1, 1998, the Fund has implemented a new advisory fee schedule for the portion of its assets managed by Franklin Portfolio Associates LLC (Associates). THE NEW SCHEDULE WILL RESULT IN LOWER CURRENT ADVISORY FEES AND SMALLER FEE INCREASES AS FUND ASSETS GROW. Associates' advisory fee is paid quarterly, based on average month-end net assets managed during the quarter. The new fee schedule is as follows:

Average Assets Managed    Annual Rate       Average Assets Managed   Annual Rate
-------------------------------------       ------------------------------------
First $100 million           0.25%          Next $500 million              0.10%
Next $200 million            0.20           Next $4 billion                0.08
Next $200 million            0.15           Assets over $5 billion         0.06


         As before, Associates' advisory fee may be adjusted based on its total-return performance as compared with that of the Growth Fund Stock Index. Under the new fee schedule, Associates' basic fee may be increased or decreased by as much as 80% based on performance.

                                                                            PS26